OMB Approval
OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden Hours per response....5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2007 (January 18, 2007)

CIT Equipment Collateral 2006-VT1
(Exact name of issuing entity as specified in its charter)

CIT Funding Company, LLC
(Exact name of registrant/depositor as specified in its charter)

CIT Financial USA, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-122288-03	11-6609337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

(302) 283-8905

c/o The Bank of New York (Delaware)
100 White Clay Center, Route 273
Post Office Box 6995
Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8905

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SEC (11-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 6 – Asset-Backed Securities

Item 6.02 Change of Servicer or Trustee.

CIT Funding Company, LLC (the “Depositor” or “registrant”) has registered $4,000,000,000 in receivable-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (File No. 333-122288).

On March 23, 2006, pursuant to the Pooling and Servicing Agreement dated as of February 1, 2006 among CIT Equipment Collateral 2006-VT1, as Trust (the “Issuing Entity”), the Depositor and CIT Financial USA, Inc., as Servicer (the “Pooling and Servicing Agreement”), the Depositor caused the Issuing Entity to issue $1,008,422,983 in aggregate principal amount of Receivable-Backed Notes (collectively, the “Notes”). The Notes were issued pursuant to an Indenture dated as of February 1, 2006 between the Issuing Entity and The Bank of New York, as Indenture Trustee.

The Issuing Entity was created pursuant to a Trust Agreement dated as of March 8, 2006 between the Depositor and Chase Bank USA, National Association (“Chase Bank”), as trustee, as amended and restated by the Amended and Restated Trust Agreement, dated as of February 1, 2006 between the Depositor and Chase Bank, as Owner Trustee.

The Amended and Restated Trust Agreement was previously filed with the Securities and Exchange Commission (the “Commission”) with respect to the registrant on March 27, 2006 pursuant to Form 8-K and Item 601 of Regulation S-K (17 CFR 229.601) and in a report on Form 8-K with respect to the Issuing Entity on April 10, 2006.

On January 18, 2007, the Depositor was advised by The Bank of New York (Delaware) (“BNY Delaware”) that BNY Delaware has succeeded to the interests of Chase Bank as owner trustee under the Amended and Restated Trust Agreement as of on or about October 1, 2006 as a result of the sale of Chase Bank’s corporate trust business to BNY Delaware.

BNY Delaware has informed the Depositor that BNY Delaware is a Delaware banking corporation and has served and is currently serving as trustee for numerous securitization transactions and programs involving pools of loans and receivables arising under portfolios of revolving accounts and amortizing accounts. BNY Delaware’s principal corporate office is located at 100 White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Administration, and its telephone number is (302) 283-8905.

The duties and responsibilities of BNY Delaware, and the contractual provisions relating to resignation or removal of BNY Delaware, as owner trustee of the Issuing Entity are identical to those previously applicable to Chase Bank in such capacity. Please see the Amended and Restated Trust Agreement and the Prospectus Supplement, dated March 14, 2006, previously filed with the Commission with respect to the registrant on March 17, 2006 pursuant to Rule 424(b)(5) of the Act and with respect to the Issuing Entity on April 11, 2006 for information about the duties and responsibilities of BNY Delaware as owner trustee pursuant to the Amended and Restated Trust Agreement and the transaction documents to which the Issuing Entity is a party, provisions relating to the resignation or removal of BNY Delaware as owner trustee and other owner trustee matters, which information is incorporated by reference in this report on Form 8-K.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned thereunto duly authorized.

CIT EQUIPMENT COLLATERAL 2006-VT1
(Issuing entity)

Date: January 23, 2007	BY:	CIT FINANCIAL USA, INC., as Servicer
(Servicer)

	BY:	/s/ Mark A. Carlson

(Signature)
Name: Mark A. Carlson
Title: Senior Vice President – Corporate Treasury